UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2015

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On June 22, 2015, America’s Car-Mart, Inc., a Texas corporation (the “Company”), entered into new employment agreements with its Chief Executive Officer, William H. Henderson, and its Chief Financial Officer, Jeffrey A. Williams, to be effective as of May 1, 2015. The employment agreements were approved by the Company’s compensation committee and the board of directors. The following summary of the material terms of the employment agreements is qualified in its entirety by reference to the full text of the agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Each of the new employment agreements contains an agreement not to compete, which covers the term of employment and one year thereafter, a covenant against the solicitation of employees and customers, which covers the term of employment and one year thereafter, a provision against the use and disclosure of trade secrets, which covers the term of employment and an indefinite period thereafter, and a provision against the use and disclosure of confidential information, which covers the term of employment and two years thereafter.

William H. Henderson. Pursuant to his new employment agreement, Mr. Henderson agreed to serve as a senior executive officer of the Company’s operating subsidiary for a term beginning May 1, 2015 and ending on April 30, 2020. Mr. Henderson is entitled to a base annual salary of $466,400, or such higher annual salary approved by the board of directors. Mr. Henderson has the right to participate in any operating subsidiary 401(k) profit sharing plan, as well as the medical and life insurance programs offered by the Company’s operating subsidiary and the nonqualified deferred compensation plan adopted by the Company in September 2014.

In addition, Mr. Henderson will be entitled to earn an annual incentive bonus during the term beginning May 1, 2015 and ending April 30, 2020. Such incentive bonus will be based upon the Company’s attainment of projected fully diluted GAAP earnings per share for each fiscal year. Mr. Henderson’s targeted bonus potential is $60,000, $70,000, $80,000, $90,000 and $100,000 for fiscal years 2016, 2017, 2018, 2019 and 2020, respectively. If the Company’s actual fully diluted GAAP earnings per share equals 95-99% of the projected fully diluted GAAP earnings per share, the bonus for each fiscal year will be the targeted bonus potential amount for such year multiplied by 0.67. If the Company’s actual fully diluted GAAP earnings per share equals 100-104% of the projected fully diluted GAAP earnings per share, the bonus for each fiscal year will be the targeted bonus potential amount for such year multiplied by 1.0. If the Company’s actual fully diluted GAAP earnings per share equals 105% or more of the projected fully diluted GAAP earnings per share, the bonus for each fiscal year will be the targeted bonus potential amount for such year multiplied by 1.33.

Pursuant to the employment agreement, Mr. Henderson will be granted non-qualified stock options to purchase an aggregate of 30,000 shares of the Company’s common stock pursuant to the Company’s Amended and Restated Stock Option Plan (the “Restated Option Plan”), which was adopted by the board of directors on June 10, 2015, subject to stockholder approval at the Company’s 2015 annual meeting. The stock option grants are contingent upon stockholder approval of the Restated Option Plan. Mr. Henderson will receive an option for 10,000 shares that will be subject to time-based vesting and will “cliff” vest on April 30, 2020. He will also receive an option for 20,000 shares that will be subject to performance vesting based on the Company’s consolidated net income growth during fiscal years 2016 through 2020. For the performance-based option, if the Company’s cumulative consolidated net income growth, calculated on a compound basis, for the five fiscal years ending April 30, 2020 is equal to 10% or more, the option will vest in full (20,000 shares) on April 30, 2020. If the Company’s cumulative consolidated net income growth, calculated on a compound basis, for the five fiscal years ending April 30, 2020 is equal to 5% or more but less than 10%, one half of the option (10,000 shares) will vest on April 30, 2020. If the Company’s cumulative consolidated net income growth, calculated on a compound basis, for the five fiscal years ending April 30, 2020 is less than 5%, the option will be forfeited.

Pursuant to the terms of his new employment agreement, if the Company terminates Mr. Henderson without cause (as defined in the employment agreement) or due to disability, Mr. Henderson’s base salary will continue to be payable through the term of the employment agreement, Mr. Henderson will be paid, within 60 days after termination, the pro rata portion of any bonus earned through the date of termination, and all unvested restricted stock and stock options will immediately vest in full without regard to the achievement of any applicable performance goals; provided, however, that any shares of restricted stock that are intended to constitute performance-based compensation within the meaning of Section 162(m) of the Code will become vested only to the extent provided under the applicable restricted stock agreement.

Jeffrey A. Williams. Pursuant to his new employment agreement, Mr. Williams agreed to serve as a senior executive officer of the Company’s operating subsidiary for a term beginning on May 1, 2015 and ending on April 30, 2020. Mr. Williams is entitled to an annual salary of $367,290, or such higher annual salary approved by the board of directors. Mr. Williams has the right to participate in any operating subsidiary 401(k) profit sharing plan, as well as the medical and life insurance programs offered by the Company’s operating subsidiary and the nonqualified deferred compensation plan adopted by the Company in September 2014.

In addition, Mr. Williams will be entitled to earn an annual incentive bonus during the term beginning May 1, 2015 and ending April 30, 2020. Such incentive bonus will be based upon the Company’s attainment of projected fully diluted GAAP earnings per share for each fiscal year. Mr. Williams’ targeted bonus potential is $40,000, $50,000, $60,000, $70,000 and $80,000 for fiscal years 2016, 2017, 2018, 2019 and 2020, respectively. If the Company’s actual fully diluted GAAP earnings per share equals 95-99% of the projected fully diluted GAAP earnings per share, the bonus for each fiscal year will be the targeted bonus potential amount for such year multiplied by 0.67. If the Company’s actual fully diluted GAAP earnings per share equals 100-104% of the projected fully diluted GAAP earnings per share, the bonus for each fiscal year will be the targeted bonus potential amount for such year multiplied by 1.0. If the Company’s actual fully diluted GAAP earnings per share equals 105% or more of the projected fully diluted GAAP earnings per share, the bonus for each fiscal year will be the targeted bonus potential amount for such year multiplied by 1.33.

Pursuant to the employment agreement, Mr. Williams will be granted non-qualified stock options to purchase an aggregate of 30,000 shares of the Company’s common stock pursuant to the Restated Option Plan, subject to stockholder approval of the Restated Option Plan at the annual meeting. Mr. Williams will receive an option for 10,000 shares that will be subject to time-based vesting and will “cliff” vest on April 30, 2020. He will also receive an option for 20,000 shares that will be subject to performance vesting based on the Company’s consolidated net income growth during fiscal years 2016 through 2020. For the performance-based option, if the Company’s cumulative consolidated net income growth, calculated on a compound basis, for the five fiscal years ending April 30, 2020 is equal to 10% or more, the option will vest in full (20,000 shares) on April 30, 2020. If the Company’s cumulative consolidated net income growth, calculated on a compound basis, for the five fiscal years ending April 30, 2020 is equal to 5% or more but less than 10%, one half of the option (10,000 shares) will vest on April 30, 2020. If the Company’s cumulative consolidated net income growth, calculated on a compound basis, for the five fiscal years ending April 30, 2020 is less than 5%, the option will be forfeited.

Pursuant to the terms of his new employment agreement, if the Company terminates Mr. Williams without cause or due to disability, Mr. Williams’ base salary will continue to be payable through the term of the employment agreement, Mr. Williams will be paid, within 60 days after termination, the pro rata portion of any bonus earned through the date of termination, and all unvested restricted stock and stock options will immediately vest in full without regard to the achievement of any applicable performance goals; provided, however, that any shares of restricted stock that are intended to constitute performance-based compensation within the meaning of Section 162(m) of the Code will become vested only to the extent provided under the applicable restricted stock agreement.

Change in Control Provisions. The employment agreements contain change in control provisions entitling the executive officers, upon the occurrence of certain events, to a multiple of their then current base salary and the immediate vesting of stock options and restricted stock. Payments to an executive under these change in control provisions are triggered upon an involuntary termination of the executive’s employment, or a voluntary termination of employment by the executive for good reason (as defined in the employment agreement), in connection with a change in control of the Company. Under the terms of the employment agreements, a “change in control” generally means the following:

•	the acquisition by an individual, entity or group (within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)) of ownership of our stock that, together with stock held by such person, constitutes more than 50% of the total fair market value or total voting power of our stock;

•	the acquisition by an individual, entity or group (within the meaning of Section 409A of the Code) during the twelve-month period ending on the date of the most recent acquisition by such person of ownership of our stock possessing 35% or more of the total voting power of our stock;

•	the replacement of a majority of the members of our board of directors during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of our board of directors prior to the date of the appointment or election; or

•	the acquisition by an individual, entity or group (within the meaning of Section 409A of the Code) during the twelve-month period ending on the date of the most recent acquisition by such person of our assets that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of our assets immediately prior to such acquisition.

If a double trigger event (as defined in the agreement) occurs in connection with a change in control of the Company, we must pay the named executive officer a lump sum cash payment equal to 2.99 times the executive’s then current base salary on the 60-day anniversary of such double trigger event and all unvested restricted stock and stock options previously granted vest in full, without regard to the achievement of any applicable performance goals, unless otherwise prohibited by the applicable equity compensation plans or award agreements. Such payments are referred to in this report as change in control payments. A “double trigger event” occurs if, within the period beginning six months before a change in control of the Company and ending two years after such change in control, the executive’s employment is involuntarily terminated by our operating subsidiary or the Company (or the surviving or acquiring entity, as the case may be), other than for cause, or the executive terminates his employment for good reason. A termination for “cause” generally consists of a breach, gross negligence or wrongdoing by the executive officer. For purposes of the change in control provisions, “good reason” generally means the executive’s resignation within 30 days after the occurrence of any of the following events:

•	a significant reduction of the executive’s duties, authority, responsibilities, or reporting relationships or the assignment to him of such reduced duties, authority, responsibilities, or reporting relationships, without his written consent; provided, however, that the change in control is not, in and of itself, a material adverse change in the executive’s duties, authority, responsibilities or reporting relationships;

•	a material reduction in the executive’s base salary, bonus structure or benefits, with the result that the executive’s overall benefits package is significantly reduced; or

•	the relocation of the executive’s principal work location to a facility or a location more than 50 miles from his then present principal work location, without his written consent.

In addition if, prior to the change in control, the Company terminates the executive officer without cause and the termination is related to the change in control, then, for purposes of his change in control payments, such executive officer will be treated as being employed on the date the change in control becomes effective. In such case, the executive officer will receive the change in control payment in addition to any other compensation to which the executive is entitled under his employment agreement as a result of his termination.

Under the terms of the employment agreements, in the event the change in control payments and any other payments to which the executive officer may be entitled in connection with the change in control of the Company exceed in the aggregate 2.99 times “base amount” (as defined by Section 280G of the Code) with respect to his compensation, which would result in excise taxes being owed by the executive under Code Section 4999 and the loss of a tax deduction by the Company under Code Section 280G for the excess payment above the base amount, the Company and the executive agree to retain an independent accounting firm to evaluate whether the executive would be better off by receiving the full change in control payments and paying the excise tax or by the Company reducing the aggregate payment amount so that it would not be subject to excise taxes under Section 4999 of the Code. Based on the accountant’s finding that the executive would be better off receiving the full payment amount and paying the required excise taxes, no change will be made in the change in control payments and the Company will forego its deduction for the amount of such payments above the base amount. Based on the accountant’s finding that the executive would be better off receiving the reduced change in control payments and not being subject to excise tax, the change in control payments will be reduced to an aggregate amount that does not exceed 2.99 times the base amount and the Company will retain its eligibility to deduct the amount actually paid.

Specified Employee Delay Provision. If the executive officer is a “specified employee” within the meaning of Section 409A of the Code, any benefits or payments that constitute a “deferral of compensation” under the Section 409A of the Code, become payable as a result of the executive officer’s termination for reasons other than death, and become due under the employment agreement during the first six months after termination of employment, will be delayed and all such delayed payments will be paid to such named executive officers in full in the seventh month after the date of termination and all subsequent payments will be paid in accordance with their original payment schedule.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, dated as of May 1, 2015, between America’s Car Mart, Inc., an Arkansas corporation, and William H. Henderson. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.2	Employment Agreement, dated as of May 1, 2015, between America’s Car Mart, Inc., an Arkansas corporation, and Jeffrey A. Williams. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA’S CAR-MART, INC.
Date: June 23, 2015	/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, dated as of May 1, 2015, between America’s Car Mart, Inc., an Arkansas corporation, and William H. Henderson. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.2	Employment Agreement, dated as of May 1, 2015, between America’s Car Mart, Inc., an Arkansas corporation, and Jeffrey A. Williams. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)